EXHIBIT 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Vital Products, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The quarterly report on Form 10-Q for the quarter ended April 30. 2010 (the "Form 10-Q") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 18, 2010



        By: /s/ Michael Levine
        -------------------------------
        Michael Levine
        Chief Executive Officer and
        Principal Executive Officer


Date: June 18, 2010

        By: /s/ Henry Goldberg
        -------------------------------
        Henry Goldberg
        Chief Financial Officer,
        Principal Financial Officer and
        Principal Accounting Officer